                                  EXHIBIT 10.7

                               GUARANTY AGREEMENT



                                       BY



                                  ISRAMCO, INC.



                                   IN FAVOR OF



                             WELLS FARGO BANK, N.A.,
                             AS ADMINISTRATIVE AGENT




                                  MARCH 2, 2007




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                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                    ARTICLE I

                                  General Terms

Section 1.1   Terms Defined Above.............................................1
Section 1.2   Certain Definitions.............................................1
Section 1.3   Credit Agreement Definitions....................................1

                                   ARTICLE II

                                  The Guaranty

Section 2.1   Obligations Guaranteed..........................................2
Section 2.2   Nature of Guaranty..............................................2
Section 2.3   Administrative Agent's Rights...................................2
Section 2.4   Guarantor's Waivers.............................................2
Section 2.5   Maturity of Obligations; Payment................................3
Section 2.6   Administrative Agent's Expenses.................................3
Section 2.7   Liability.......................................................3
Section 2.8   Events and Circumstances Not Reducing or Discharging
              Guarantor's Obligations.........................................3

                                   ARTICLE III

                         Representations and Warranties

Section 3.1   By Guarantor....................................................5
Section 3.2   No Representation by Lenders....................................6

                                   ARTICLE IV

                          Subordination of Indebtedness

Section 4.1   Subordination of All Guarantor Claims...........................7
Section 4.2   Claims in Bankruptcy............................................7


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Section 4.3   Payments Held in Trust..........................................7
Section 4.4   Liens Subordinate...............................................7
Section 4.5   Notation of Records.............................................8

                                    ARTICLE V

                                  Miscellaneous

Section 5.1   Successors and Assigns..........................................8
Section 5.2   Notices.........................................................8
Section 5.3   Business and Financial Information..............................8
SECTION 5.4   GOVERNING LAW; CONSTRUCTION.....................................8
Section 5.5   Amendments......................................................9
Section 5.6   Invalidity......................................................9
Section 5.7   Electronic Delivery of Signature Pages..........................9
SECTION 5.8   ENTIRE AGREEMENT................................................9



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                               GUARANTY AGREEMENT
                               ------------------

        THIS GUARANTY AGREEMENT is made as of March 2, 2007 by ISRAMCO, Inc., a Delaware corporation ("Guarantor"), in favor of Wells Fargo Bank, N.A., as administrative agent (the "ADMINISTRATIVE AGENT") for the lenders (the "LENDERS") that are or become parties to the Credit Agreement defined below.

                                R E C I T A L S:

        A. Isramco Energy, LLC, a Texas limited liability company, (hereinafter called "BORROWER"), the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of even date herewith (as the same may be amended from time to time, the "CREDIT AGREEMENT").

        B. One of the terms and conditions stated in the Credit Agreement for the making of the loans described therein is the execution and delivery to the Administrative Agent for the benefit of the Lenders of this Guaranty Agreement.

        NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) to induce the Lenders, at any time or from time to time, to loan monies, with or without security to or for the account of Borrower in accordance with the terms of the Credit Agreement, (iii) at the special insistence and request of the Lenders, and (iv) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

                                   ARTICLE I

                                  GENERAL TERMS

        Section 1.1 TERMS DEFINED ABOVE. As used in this Guaranty Agreement, the terms defined in the opening paragraph and the Recitals above shall have the meanings indicated therein.

        Section 1.2 CERTAIN DEFINITIONS. As used in this Guaranty Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

        "GUARANTOR CLAIMS" shall have the meaning indicated in Section 4.1 hereof.

        "GUARANTY AGREEMENT" shall mean this Guaranty Agreement, as the same may from time to time be amended, supplemented, restated or otherwise modified.

        "OBLIGATIONS" shall have the meaning assigned to such term in the Credit Agreement.

        Section 1.3 CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein.


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                                   ARTICLE II

                                  THE GUARANTY

        Section 2.1 OBLIGATIONS GUARANTEED. Guarantor hereby irrevocably and unconditionally guarantees the prompt payment of the Obligations when due, whether at maturity or otherwise.

        Section 2.2 NATURE OF GUARANTY. This Guaranty Agreement is an absolute, irrevocable, completed and continuing guaranty of payment and not a guaranty of collection, and no notice of the Obligations or any extension of credit already or hereafter contracted by or extended to Borrower need be given to Guarantor. This Guaranty Agreement may not be revoked by Guarantor and shall continue to be effective with respect to debt under the Obligations arising or created after any attempted revocation by Guarantor and shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto no Obligations may be outstanding. Borrower and the Lenders may modify, alter, rearrange, extend for any period and/or renew from time to time, the Obligations, and the Lenders may waive any Default or Events of Default without notice to Guarantor and in such event Guarantor will remain fully bound hereunder on the Obligations. This Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Obligations is rescinded or must otherwise be returned by any of the Lenders upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made. This Guaranty Agreement may be enforced by the Administrative Agent and any subsequent holder of any of the Obligations and shall not be discharged by the assignment or negotiation of all or part of the Obligations. Guarantor hereby expressly waives presentment, demand, notice of nonpayment, protest and notice of protest and dishonor, notice of Default or Event of Default, notice of intent to accelerate the maturity and notice of acceleration of the maturity and any other notice in connection with the Obligations, and also notice of acceptance of this Guaranty Agreement, acceptance on the part of the Lenders being conclusively presumed by the Lenders' request for this Guaranty Agreement and delivery of the same to the Administrative Agent.

        Section 2.3 ADMINISTRATIVE AGENT'S RIGHTS. Guarantor authorizes the Administrative Agent, without notice or demand and without affecting its liability hereunder, to take and hold security for the payment of this Guaranty Agreement and/or the Obligations, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as the Administrative Agent in its discretion may determine; and to obtain a guaranty of the Obligations from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties.

        Section 2.4     GUARANTOR'S WAIVERS.

                (a) GENERAL. Guarantor waives any right to require any of the Lenders to (i) proceed against Borrower or any other person liable on the Obligations, (ii) enforce any of their rights against any other guarantor of the Obligations (iii) proceed or enforce any of their rights against or exhaust any security given to secure the Obligations
        (iv) have Borrower joined with Guarantor in any suit arising out of this Guaranty


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


        Agreement and/or the Obligations, or (v) pursue any other remedy in the Lenders' powers whatsoever. The Lenders shall not be required to mitigate damages or take any action to reduce, collect or enforce the Obligations. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Borrower or any other guarantor of the Obligations, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Whether and when to exercise any of the remedies of the Lenders under any of the Loan Documents shall be in the sole and absolute discretion of the Administrative Agent, and no delay by the Administrative Agent in enforcing any remedy, including delay in conducting a foreclosure sale, shall be a defense to Guarantor's liability under this Guaranty Agreement. To the extent allowed by applicable law, Guarantor hereby waives any good faith duty on the part of the Administrative Agent in exercising any remedies provided in the Loan Documents.

                (b) SUBROGATION. Until the Obligations have been paid in full and the Commitments are terminated, Guarantor waives all rights of subrogation or reimbursement against the Borrower, whether arising by contract or operation of law (including, without limitation, any such right arising under any federal or state bankruptcy or insolvency laws) and waives any right to enforce any remedy which the Lenders now have or may hereafter have against the Borrower, and waives any benefit or any right to participate in any security now or hereafter held by the Administrative Agent or any Lender.

        Section 2.5 MATURITY OF OBLIGATIONS; PAYMENT. Guarantor agrees that if the maturity of any of the Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to Guarantor. Guarantor will, forthwith upon notice from the Administrative Agent, pay to the Administrative Agent the amount due and unpaid by Borrower and guaranteed hereby. The failure of the Administrative Agent to give this notice shall not in any way release Guarantor hereunder.

        Section 2.6 ADMINISTRATIVE AGENT'S EXPENSES. If Guarantor fails to pay the Obligations after notice from the Administrative Agent of Borrower's failure to pay any Obligations at maturity, and if the Administrative Agent obtains the services of an attorney for collection of amounts owing by Guarantor hereunder, or obtaining advice of counsel in respect of any of their rights under this Guaranty Agreement, or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, probate, receivership or other judicial proceedings for the establishment or collection of any amount owing by Guarantor hereunder, or if any amount owing by Guarantor hereunder is collected through such proceedings, Guarantor agrees to pay to the Administrative Agent the Administrative Agent's reasonable attorneys' fees.

        Section 2.7 LIABILITY. It is expressly agreed that the liability of Guarantor for the payment of the Obligations guaranteed hereby shall be primary and not secondary.

        Section 2.8 EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING GUARANTOR'S OBLIGATIONS. Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, and agrees that its obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and


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


waives any rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

                (a) MODIFICATIONS, ETC. Any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Obligations, or of the Notes, or the Credit Agreement or any instrument executed in connection therewith, or any contract or understanding between Borrower and any of the Lenders, or any other Person, pertaining to the Obligations;

                (b) ADJUSTMENT, ETC. Any adjustment, indulgence, forbearance or compromise that might be granted or given by any of the Lenders to Borrower or Guarantor or any Person liable on the Obligations;

                (c) CONDITION OF BORROWER OR GUARANTOR. The insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution, death or lack of power of Borrower or Guarantor or any other Person at any time liable for the payment of all or part of the Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners, or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor;

                (d) INVALIDITY OF OBLIGATIONS. The invalidity, illegality or unenforceability of all or any part of the Obligations, or any document or agreement executed in connection with the Obligations, for any reason whatsoever, including without limitation the fact that the Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Obligations or any part thereof is ULTRA VIRES, the officers or representatives executing the documents or otherwise creating the Obligations acted in excess of their authority, the Obligations violate applicable usury laws, the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Obligations wholly or partially uncollectible from Borrower, the creation, performance or repayment of the Obligations (or the execution, delivery and performance of any document or instrument representing part of the Obligations or executed in connection with the Obligations, or given to secure the repayment of the Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the Credit Agreement or other documents or instruments pertaining to the Obligations have been forged or otherwise are irregular or not genuine or authentic;

                (e) RELEASE OF OBLIGORS. Any full or partial release of the liability of Borrower on the Obligations or any part thereof, of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Obligations or any part thereof, it being recognized, acknowledged and agreed by Guarantor that it may be required to pay the Obligations in full without assistance or support of any other Person, and Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding or agreement that other parties other than the Borrower will be liable to perform the Obligations, or the Lenders will look to other parties to perform the Obligations.


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


                (f) OTHER SECURITY. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Obligations;

                (g) RELEASE OF COLLATERAL, ETC. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Obligations;

                (h) CARE AND DILIGENCE. The failure of the Lenders or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

                (i) STATUS OF LIENS. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that it is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Obligations;

                (j) PAYMENTS RESCINDED. Any payment by Borrower to the Lenders is held to constitute a preference under the bankruptcy laws, or for any reason the Lenders are required to refund such payment or pay such amount to Borrower or someone else; or

                (k) OTHER ACTIONS TAKEN OR OMITTED. Any other action taken or omitted to be taken with respect to the Credit Agreement, the Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Obligations pursuant to the terms hereof; it being the unambiguous and unequivocal intention of Guarantor that it shall be obligated to pay the Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Obligations.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        Section 3.1 BY GUARANTOR. In order to induce the Lenders to accept this Guaranty Agreement, Guarantor represents and warrants to the Lenders (which representations and warranties will survive the creation of the Obligations and any extension of credit thereunder) that:

                (a) BENEFIT TO GUARANTOR. Guarantor's guaranty pursuant to this Guaranty Agreement reasonably may be expected to benefit, directly or indirectly, Guarantor.

                (b) CORPORATE EXISTENCE. Guarantor is a corporation duly organized, legally existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all jurisdictions wherein the property owned or the business transacted by it makes such qualification necessary.

                (c) CORPORATE POWER AND AUTHORIZATION. Guarantor is duly authorized and empowered to execute, deliver and perform this Guaranty Agreement and all corporate action on Guarantor's part requisite for the due execution, delivery and performance of this Guaranty Agreement has been duly and effectively taken.

                (d) BINDING OBLIGATIONS. This Guaranty Agreement constitutes valid and binding obligations of Guarantor, enforceable in accordance with its terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights).

                (e) NO LEGAL BAR OR RESULTANT LIEN. This Guaranty Agreement will not violate any provisions of Guarantor's articles or certificate of incorporation, bylaws, or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which Guarantor is subject, or result in the creation or imposition of any Lien upon any Properties of Guarantor.

                (f) NO CONSENT. Guarantor's execution, delivery and performance of this Guaranty Agreement does not require the consent or approval of any other Person, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

                (g) SOLVENCY. Guarantor hereby represents that (i) it is not insolvent as of the date hereof and will not be rendered insolvent as a result of this Guaranty Agreement, (ii) it is not engaged in business or a transaction, or about to engage in a business or a transaction, for which any property or assets remaining with Guarantor is unreasonably small capital, and (iii) it does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

        Section 3.2 NO REPRESENTATION BY LENDERS. Neither the Lenders nor any other Person has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty Agreement. Guarantor represents that, in executing and delivering this Guaranty, Guarantor has (i) without reliance on the Lenders or any information received from the Lenders and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and the Borrower, the Borrower's business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Borrower or the obligations and risks undertaken herein with respect to the Obligations; (ii) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower; (iii) has full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents; and (iv) not relied and will not rely upon any representations or warranties of the Lenders not embodied herein or any act heretofore or hereafter taken by the Lenders (including but not limited to any review by the Lenders of the affairs of the Borrower).


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                                   ARTICLE IV

                          SUBORDINATION OF INDEBTEDNESS

        Section 4.1 SUBORDINATION OF ALL GUARANTOR CLAIMS. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligation of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower arising as a result of subrogation or otherwise as a result of Guarantor's payment of all or a portion of the Obligations. Until the Obligations shall be paid and satisfied in full, Guarantor shall have performed all of its obligations hereunder and the Commitments are terminated, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon Guarantor Claims.

        Section 4.2 CLAIMS IN BANKRUPTCY. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Borrower as debtor, the Lenders shall have the right to prove their claim in any proceeding, so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to the Lenders. Should the Administrative Agent or any Lender receive, for application upon the Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon Guarantor Claims, then upon payment in full of the Obligations, Guarantor shall become subrogated to the rights of the Lenders to the extent that such payments to the Lenders on Guarantor Claims have contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been unpaid if the Administrative Agent or a Lender had not received dividends or payments upon Guarantor Claims.

        Section 4.3 PAYMENTS HELD IN TRUST. In the event that notwithstanding Sections 4.1 and 4.2 above, Guarantor should receive any funds, payments, claims or distributions which is prohibited by such Sections, Guarantor agrees to hold in trust for the Lenders an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent, and Guarantor covenants promptly to pay the same to the Administrative Agent.

        Section 4.4 LIENS SUBORDINATE. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Obligations, regardless of whether such encumbrances in favor of Guarantor, the Administrative Agent or the Lenders presently exist or are hereafter created or attach. Without the prior written consent of the Lenders, Guarantor shall not (a) exercise or enforce any creditor's right it may have against the Borrower, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any lien, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

        Section 4.5 NOTATION OF RECORDS. All promissory notes, accounts receivable ledgers or other evidence of Guarantor Claims accepted by or held by Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

                                   ARTICLE V

                                  MISCELLANEOUS

        Section 5.1 SUCCESSORS AND ASSIGNS. This Guaranty Agreement is and shall be in every particular available to the successors and assigns of the Lenders and is and shall always be fully binding upon the legal representatives, heirs, successors and assigns of Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty Agreement applies, may be actually advanced after any bankruptcy, receivership, reorganization, death, disability or other event affecting Guarantor.

        Section 5.2 NOTICES. Any notice or demand to Guarantor under or in connection with this Guaranty Agreement may be given and shall conclusively be deemed and considered to have been given and received in accordance with Section
12.02 of the Credit Agreement, addressed to Guarantor at the address on the signature page hereof or at such other address provided to the Administrative Agent in writing.

        Section 5.3 BUSINESS AND FINANCIAL INFORMATION. Guarantor will promptly furnish to the Administrative Agent and the Lenders from time to time upon request such information regarding the business and affairs and financial condition of Guarantor and its subsidiaries as the Administrative Agent and the Lenders may reasonably request.

        SECTION 5.4     GOVERNING LAW; CONSTRUCTION.

        (a) THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

        (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH GUARANTOR IS A PARTY SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, GUARANTOR HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY
LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS

SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE THE ADMINISTRATIVE AGENT OR ANY LENDER FROM OBTAINING JURISDICTION OVER GUARANTOR IN ANY COURT OTHERWISE HAVING JURISDICTION.

        (c) GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO GUARANTOR AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST GUARANTOR OR ITS PROPERTIES IN ANY OTHER JURISDICTION.

        (d) GUARANTOR HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE, AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 5.4 AND SECTION 12.12 OF THE CREDIT AGREEMENT.

        Section 5.5 AMENDMENTS. No amendment, modification or waiver of any provision of this Guaranty Agreement shall be effective unless and until evidenced in writing and executed by Guarantor and the Administrative Agent. Any amendment, modification or waiver or release of this Guaranty Agreement executed by the Administrative Agent may be relied upon by all other parties to the Loan Documents as evidence of the consent of the Majority Lenders as required by
Section 12.04 of the Credit Agreement.

        Section 5.6 INVALIDITY. In the event that any one or more of the provisions contained in this Guaranty Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty Agreement.

        Section 5.7 ELECTRONIC DELIVERY OF SIGNATURE PAGES. Delivery of a manually executed signature page of this Guaranty Agreement by e-mail or facsimile shall be effective as delivery of an original executed signature page of this Guaranty and shall be binding against Guarantor.

        SECTION 5.8 ENTIRE AGREEMENT. THIS WRITTEN GUARANTY AGREEMENT EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE LENDERS AND GUARANTOR AND SUPERSEDES ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN

SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS WRITTEN GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                         [SIGNATURES BEGIN ON NEXT PAGE]

        WITNESS THE EXECUTION HEREOF, as of the date first above written.

        The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                                    ISRAMCO, INC.

                                             By:    /s/ Haim Tsuff
                                             Name:  Haim Tsuff
                                             Title: Chief Executive Officer
                                             Address for Notices:
                                             11767 Katy Freeway, Suite 711
                                             Houston, Texas 77079
                                             Telephone No.:  (713) 621-5946
                                             Telecopier No.:  (713) 621-3988
                                             e-mail:  jayoil@swbell.net
                                             Attention:  Yossi Levy


                                             With copy to:

                                             Schaeffer Hutchinson P.C.
                                             2204 Louisiana, Suite 220
                                             Houston, Texas 77002-8657
                                             Telephone No.:  (713) 524-7300
                                             Telecopier No.:(713) 528-5677
                                             e-mail:  jhutchinson@schalaw.com
                                             Attention: James H. Hutchinson, III



                                 Signature Page